                            SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement


[x]  Definitive Proxy Statement

[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section  240.14a-11(c) or Section
     240.14a-12

                          Harken Energy Corporation
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                (Name of Registrant as Specified In Its Charter)

                          Harken Energy Corporation
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                  (Name of Persons(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):


[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:


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      (2) Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      --------------------------------------------------------------------------

      (4)  Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------

      (5)  Total fee paid:

      --------------------------------------------------------------------------


[x]   Fee paid previously with preliminary materials.


[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:

      ---------------------------------------------

      (2)  Form, Schedule or Registration Statement No.:


      ---------------------------------------------

      (3)  Filing Party:


      ---------------------------------------------


      (4)  Date Filed:


      ---------------------------------------------

                           HARKEN ENERGY CORPORATION
                     5605 N. MACARTHUR BOULEVARD, SUITE 400
                              IRVING, TEXAS  75038

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 10, 1996

         Notice is hereby given that a Special Meeting of Stockholders (the "Special Meeting") of Harken Energy Corporation, a Delaware corporation ("Harken"), will be held at the Adams Mark Hotel at 2900 Briar Park, Houston, Texas 77042, on Tuesday, December 10, 1996, at 7:00 a.m., local time, for the following purposes:

         (1) To approve an amendment to Harken's Certificate of Incorporation increasing the number of authorized shares of common stock, $.01 par value per share (the "Common Stock"), from 125,000,000 to 150,000,000;

         (2) To transact such other business as may properly be brought before the Special Meeting or any adjournment or postponement thereof.

         The Board of Directors has fixed the close of business on October 24, 1996 as the date of record for determining the stockholders entitled to notice of and to vote, either in person or by proxy, at the Special Meeting and any adjournment or postponement thereof.

         A Proxy Statement containing information relating to the matters to be acted upon at the Special Meeting and a form of Proxy accompany this Notice.

         You are cordially invited to attend the Special Meeting. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of such proxy does not affect your right to revoke it later or vote your shares in person if you should attend the Special Meeting.

                                             By Order of the Board of Directors




                                             Larry E. Cummings
                                             Secretary

Irving, Texas
October 28, 1996

                           HARKEN ENERGY CORPORATION
                     5605 N. MACARTHUR BOULEVARD, SUITE 400
                              IRVING, TEXAS  75038


                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 10, 1996


                            SOLICITATION OF PROXIES

         The accompanying proxy is solicited on behalf of the Board of Directors of Harken Energy Corporation, a Delaware corporation ("Harken"), in connection with a Special Meeting of Stockholders (the "Special Meeting"), which will be held at the Adams Mark Hotel at 2900 Briar Park, Houston, Texas 77042, on Tuesday, December 10, 1996, at 7:00 a.m., local time, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying notice. This Proxy Statement and the accompanying Proxy will first be mailed to stockholders of record on or about October 28, 1996.


                       RECORD DATE AND VOTING SECURITIES


         The Board of Directors has fixed the close of business on October 24, 1996 as the Record Date (herein so called) for determining the holders of common stock, $.01 par value per share, of Harken ("Common Stock") entitled to notice of and to vote, either in person or by proxy, at the Special Meeting. The shares of Common Stock are the only shares of capital stock entitled to vote at the Special Meeting. On October 24, 1996, Harken had 93,345,476 shares of Common Stock outstanding.



                               QUORUM AND VOTING

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Special Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present. If a quorum is not present or represented by proxy, the stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting until a quorum is present or represented. At any such adjourned meeting at which a quorum is presented or represented, any business may be transacted that might have been transacted at the meeting as originally called.

         On all matters submitted to a vote of the stockholders at the Special Meeting or any adjournment thereof, each stockholder will be entitled to one vote for each share of Common Stock owned of record by such stockholder at the close of business on October 24, 1996.

         Abstentions and broker non-votes will be treated as a vote against the proposed amendment to Harken's Certificate of Incorporation.

                      ACTIONS TO BE TAKEN UNDER THE PROXY

         Proxies which are properly executed and returned will be voted at the meeting and any adjournment thereof in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated will be voted FOR approval of an amendment to Harken's Certificate of Incorporation increasing the authorized number of shares of Common Stock from 125,000,000 to 150,000,000.

         Harken knows of no other matters, other than the amendment to Harken's Certificate of Incorporation, to be presented for consideration at the meeting. If, however, other matters properly come before the meeting or any adjournments thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgement on any such matters. The persons named in the accompanying proxy may also, if it is deemed advisable, vote such proxy to adjourn the meeting from time to time.


                               PROXY SOLICITATION

         The expense of the solicitation of proxies will be borne by Harken. Solicitation of proxies may be made in person or by mail, telephone or telegraph by directors, executive officers and other employees of Harken. Harken will request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and Harken will reimburse such entities for their reasonable out-of-pocket expenses. Harken has retained the services of Georgeson & Company, Inc. to solicit proxies by mail, telephone, telegraph or personal contact. The estimated cost of the professional solicitation will be approximately $8,500 plus out-of-pocket expenses.


                              REVOCATION OF PROXY

         Any stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Secretary of Harken of such revocation; (b) by voting in person at the meeting; or (c) by executing and delivering to the Secretary of Harken a later dated proxy.


                 PROPOSAL: INCREASE IN AUTHORIZED CAPITAL STOCK

         Harken's Certificate of Incorporation authorizes the issuance of up to 125,000,000 shares of Common Stock. The proposed amendment to Harken's Certificate of Incorporation would amend the first paragraph of Article Four of the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 125,000,000 shares to 150,000,000 shares. The text of this amended first paragraph of Article Four is set forth below:

                 "The aggregate number of shares which the Corporation shall have the authority to issue is one hundred sixty million (160,000,000), of which one hundred fifty million (150,000,000) shall be designated as Common Stock of the par value of One Cent ($.01) per share and ten million (10,000,000) shall be designated as Preferred Stock of the par value of One Dollar ($1.00) per share."


         At October 24, 1996, 93,345,476 shares of Common Stock were issued and outstanding and an additional 28,910,044 shares of Common Stock were reserved for future issuance, including issuance in connection with Harken's outstanding stock options, outstanding warrants and Harken's 6.5% Senior Convertible Notes which are convertible into Common Stock, leaving a balance of 2,744,480 shares of Common Stock available for other purposes. The Board of Directors believes that it is in the best interest of Harken to increase the authorized number of shares of Common Stock at this time. If the amendment to Harken's Certificate of Incorporation is adopted by the stockholders at the Special Meeting, Harken will have 27,744,480 shares of Common Stock available for issuance in addition to the shares of

Common Stock currently reserved for future issuance. Although Harken has not made any decision respecting the issuance of additional shares of Common Stock, the Board of Directors believes that the proposed amendment to the Certificate of Incorporation will provide Harken with the additional flexibility for possible future financing transactions, acquisitions, employee benefit plans, and other corporate purposes.

         Harken currently controls approximately 1,000,000 acres in Colombia through four separate Association Contracts with the Colombian state-owned oil company. Exploration and development of such acreage will require a substantial amount of funds, the exact amount of which cannot presently be determined. One potential method of raising such funds is through the issuance of additional shares of Common Stock or securities convertible into Common Stock. Harken, however, does not have any agreements or understandings regarding the issuance of any additional shares of Common Stock.


      In addition, a principal strategy of Harken is to pursue opportunities for expansion through acquisitions. Although Harken continues to review numerous acquisition opportunities, Harken does not currently have any agreements or understandings regarding any possible future acquisitions which would require Harken to issue any shares of Common Stock. It is possible, however, that prior to the date of the Special Meeting, Harken may reach agreement on one or more acquisitions which could result in the issuance of up to 2,500,000 shares of Common Stock (which amount is less than the available number of unissued and unreserved shares of Common Stock). Harken does not anticipate that such acquisitions individually or in the aggregate would be material.


         The Board of Directors believes that it is desirable to have additional authorized shares of Common Stock available for issuance in connection with possible future acquisitions or financing transactions.
Having additional authorized shares of Common Stock available for issuance provides Harken with greater flexibility should opportunities arise that require prompt action and may allow such shares to be issued without the delay and expense of seeking stockholder approval each time. Further authorization for the issuance of such Common Stock by a vote of the stockholders would not be solicited prior to such issuance unless required by law or regulation of applicable authority. In the event that shares of such Common Stock were issued, other than pursuant to a stock split or stock dividend, the percentage ownership of Harken of each stockholder would be proportionately reduced. No other rights of stockholders would be affected. Stockholders have no preemptive right to subscribe for or purchase any additional shares of Common Stock issued by Harken.

VOTE REQUIRED TO APPROVE AMENDMENT TO HARKEN'S CERTIFICATE OF INCORPORATION

         The adoption of the proposal to amend Harken's Certificate of Incorporation to increase the authorized number of shares of Common Stock requires the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDMENT TO HARKEN'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                           OWNERSHIP OF COMMON STOCK

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information regarding each person who is known by Harken to beneficially own five percent (5%) or more of the outstanding shares of Common Stock as of October 24, 1996. Unless otherwise indicated, such persons have sole voting and investment power with respect to such shares and all such shares are owned beneficially and of record by the person indicated.


                                                  Amount of  Beneficial
                                                  ---------------------
 Name and Address of Beneficial Owner                 Ownership               Percent of Class
 ------------------------------------             ---------------------       ----------------
 Aeneas Venture Corporation                         9,085,723 (1)                    9.73 %
 Phemus Corporation
 Harvard Master Trust
 Harvard Yenching Institute
 c/o Harvard Management Company, Inc.
 600 Atlantic Ave., 26th Floor
 Boston, Massachusetts 02210-2203

 Abdullah Taha Bakhsh                               6,735,364 (2)                   7.22  %
 % Traco International, N.V.
 P. O. Box 459
 Jeddah, Saudi Arabia


--------------------------

(1) All shares of Common Stock beneficially owned by Aeneas Venture Corporation ("Aeneas"), Phemus Corporation ("Phemus"), Harvard Master Trust and Harvard Yenching Institute have been aggregated together as such entities may be considered a group for purposes of Rule 13d-5 promulgated under the Securities and Exchange Act of 1934. Such amount also includes 25,000 shares of Common Stock issuable upon the exercise of options at an exercise price of $5.625 per share, which options were transferred to Aeneas from Michael R. Eisenson, a director of Harken, effective April 1, 1991. Aeneas and Phemus are wholly-owned subsidiaries of the President and Fellows of Harvard College ("Harvard") which assist in the management of the Harvard University endowment fund. Michael R. Eisenson is the President and Chief Executive Officer of Harvard Private Capital Group, Inc. ("HPC") which is a wholly-owned subsidiary of Harvard Management Company, Inc. ("HMC") and the investment advisor for Aeneas and Phemus. Although Mr. Eisenson has primary investment responsibility for the Aeneas and Phemus shares, he does not possess either sole investment or sole voting power over the shares. Instead, Mr. Eisenson shares such authority with Jack Meyer, President and Chief Executive Officer of HMC. Investment and voting power over the Harvard Master Trust and Harvard-Yenching Institute shares is shared by Jane Mendillo, Jack Meyer and Verne Sedlacek.

(2) Includes shares of Common Stock owned of record by Traco International, NV ("Traco") and Atherstone Corporation NV ("Atherstone"). Traco is wholly-owned by Mr. Bakhsh, and Atherstone is indirectly owned by Mr. Bakhsh. The basis for certain of this information is Amendment 8 to Schedule 13D filed with the Securities and Exchange Commission (the "Commission") on August 7, 1992 by Abdullah Taha Bakhsh.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth as of October 24, 1996 information regarding the number of shares of Common Stock beneficially owned by each Director, Harken's Chief Executive Officer and Harken's four most highly compensated executive officers other than the Chief Executive Officer during 1995, and all of Harken's Directors and executive officers as a group.


                                              Amount of         Shares
                                             Beneficial       Subject to     Percent
         Name                               Ownership (1)    Options (2)     of Class
         ----                               -------------    -----------    ---------
         Michael M. Ameen, Jr.                11,000             3,750          (5)
         Larry E. Cummings                   172,239           152,564          (5)

         Michael R. Eisenson               8,383,152 (3)        25,000        8.98%
         Mikel D. Faulkner                   562,329           559,992          (5)

         Bruce N. Huff                       187,500           187,500          (5)
         Talat M. Othman                      25,000                 0          (5)

         Donald W. Raymond                   242,500                 0          (5)
         Richard H. Schroeder                268,750           268,750          (5)

         Stephen C. Voss                     177,500           177,500          (5)
         Gary B. Wood                        108,305 (4)         2,500          (5)

         All Directors and Executive      10,169,525         1,411,806       10.73%
         Officers as a Group (13 Persons)



------------------------

(1) Includes shares that may be acquired through the exercise of certain options.

(2) Includes shares issuable upon exercise of currently exercisable options and options exercisable within 60 days of October 24, 1996.

(3) Includes 8,036,473 shares of Common Stock held of record by Aeneas and 321,679 shares of Common Stock held of record by Phemus.

(4) Includes 47,858 shares owned by Concorde Financial Corporation, which is 90% owned by Dr. Wood.

(5)      Less than one percent (1%)

                 STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

         Any stockholder desiring to present a proposal to the stockholders at the 1997 Annual Meeting of Stockholders, which currently is expected to be scheduled in June 1997, must transmit such proposal to Harken so that it is received by Harken at its principal executive offices to the attention of the Secretary of Harken on or before December 24, 1996. All such proposals should be in compliance with applicable Securities and Exchange Commission regulations.




                                              By Order of the Board of Directors



                                              Larry E. Cummings,
                                              Secretary
Irving, Texas
October 28, 1996

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                           HARKEN ENERGY CORPORATION
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

      FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 10, 1996

    The undersigned hereby (1) acknowledges receipt of the Notice of Special Meeting of Stockholders of Harken Energy Corporation ("Harken") to be held December 10, 1996, and (2) constitutes and appoints Mikel D. Faulkner, Bruce N. Huff and Larry E. Cummings, and each of them, attorneys and proxies of the undersigned, with full power of substitution to each, for and in the name, place, and stead of the undersigned, to vote, and to act in accordance with the instructions set forth below with respect to, all of the shares of Common Stock of Harken standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at that meeting and at any meetings to which that meeting is adjourned. In their discretion, the proxies may vote upon such other matters as may properly come before the meeting.

    Approval of an amendment to Harken's Certificate of Incorporation increasing the authorized number of shares of Common Stock from 125,000,000 to 150,000,000.

         / /  FOR               / /  AGAINST               / /  ABSTAIN

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

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    You are encouraged to specify your choices by marking the appropriate boxes
(SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. This Proxy will be voted as specified. If no specification is made this Proxy will be voted FOR the proposal. Your shares cannot be voted unless you sign and return this card.

                                                       (Change of Address)

                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------

                                                  DATED:                  , 1996
                                                        ------------------

                                                  ------------------------------
                                                           (Signature)

                                                  ------------------------------
                                                           (Signature)

                                                  NOTE: PLEASE SIGN EXACTLY AS
                                                  NAME APPEARS HEREON, JOINT
                                                  OWNERS SHOULD EACH SIGN. WHEN
                                                  SIGNING AS ATTORNEY, EXECUTOR,
                                                  ADMINISTRATOR, TRUSTEE OR
                                                  GUARDIAN, PLEASE GIVE FULL
                                                  TITLE AS SUCH.

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